Exhibit 99.1

FOR IMMEDIATE RELEASE

Lantronix Reports Fourth Quarter and Fiscal 2014 Financial Results

— Company Reduces Fiscal 2014 GAAP Loss by 66% to $0.06 Per Share;

Reports Fiscal 2014 Non-GAAP Net Income of $0.06 Per Share —

Irvine, Calif., August 21, 2014 – Lantronix, Inc. (the “Company”) (NASDAQ: LTRX) a leading global provider of smart IoT (Internet of Things) solutions, today reported results for its fourth quarter and fiscal year ended June 30, 2014.

Financial Highlights for Fiscal Year 2014:

▪	Net revenue of $44.5 million
▪	Gross profit margin of 50.0%
▪	GAAP net loss of $933,000, or $0.06 per share
▪	Non-GAAP net income of $948,000, or $0.06 per share
▪	Cash and cash equivalents of $6.3 million as of the end of the fiscal year
▪	Cash flow positive from operations for the fiscal year

Financial Highlights for the Fourth Quarter of Fiscal 2014:

▪	Net revenue of $11.1 million
▪	Gross profit margin of 50.1%
▪	GAAP net loss of $213,000, or $0.01 per share
▪	Non-GAAP net income of $206,000 or $0.01 per share (representing the fourth consecutive quarter of non-GAAP net income)

Operational and Product Highlights for the Fourth Quarter of Fiscal 2014:

▪	The Company finalized the formation of a technology and marketing alliance with Server Technology, a leading producer of high-quality rack mount power distribution units and power monitoring solutions, which was announced in July 2014.

▪	In June 2014, the Company launched its next-generation branch office manager, the SLB™ 8824 (220V). Designed specifically for the power requirements of international customers, the SLB enables IT administrators to securely manage remote servers and IT infrastructure equipment quickly and easily over the Internet.

“We were pleased to achieve non-GAAP profitability and positive cash flow from operations for fiscal 2014. In addition, our ongoing sales expansion efforts contributed to an 11% increase in Enterprise Solutions sales internationally,” said Kurt Busch, Lantronix president and CEO. “During the fourth quarter, we continued to see new product revenues grow both sequentially and year-over-year, a direct result of the growth initiatives we started in fiscal 2013 and successful sales efforts with several Tier One customers.”

Busch continued: “As we move forward into fiscal 2015 we believe our pipeline of qualified opportunities and focused engagements with Tier One accounts, position us well to achieve long-term revenue growth and profitability.”

Financial Results for Fiscal Year 2014

Net revenue was $44.5 million for fiscal 2014, a decrease of $2.1 million, compared to $46.7 million for fiscal 2013.

Gross profit margin was 50.0% for fiscal 2014, compared to 47.4% for fiscal 2013.

Operating expenses were $23.1 million for fiscal 2014, a decrease of $1.6 million, compared to $24.7 million for fiscal 2013.

GAAP net loss for fiscal 2014 was $933,000, or $0.06 per share, compared to a GAAP net loss of $2.8 million, or $0.19 per share for fiscal 2013.

Non-GAAP net income for fiscal 2014 was $948,000, or $0.06 per share compared to non-GAAP net loss of $935,000 or $0.06 per share for fiscal 2013. For additional information regarding our non-GAAP results, see “Discussion of Non-GAAP Financial Measures” below.

Cash and cash equivalents were $6.3 million as of June 30, 2014, an increase of $1.0 million, compared with $5.2 million as of June 30, 2013.

Financial Results for the Fourth Quarter of Fiscal 2014

Net revenue was $11.1 million for the fourth quarter of fiscal 2014, compared to $11.1 million for the fourth quarter of fiscal 2013 and $11.6 million for the third quarter of fiscal 2014.

Gross profit margin was 50.1% for the fourth quarter of fiscal 2014, compared to 44.7% for the fourth quarter of fiscal 2013 and 50.9% for the third quarter of fiscal 2014.

Operating expenses were $5.8 million for the fourth quarter of fiscal 2014, a decrease of $313,000, compared to $6.1 million for the fourth quarter of fiscal 2013 and a decrease of $243,000, compared to $6.0 million for the third quarter of fiscal 2014.

GAAP net loss for the fourth quarter of fiscal 2014 was $213,000, or $0.01 per share, compared to a GAAP net loss of $1.1 million, or $0.08 per share, for the fourth quarter of fiscal 2013 and a GAAP net loss of $130,000 or $0.01 per share, for the third quarter of fiscal 2014.

Non-GAAP net income for the fourth quarter of fiscal 2014 was $206,000, or $0.01 per share compared to non-GAAP net loss of $665,000 or $0.05 per share for the fourth quarter of fiscal 2013 and non-GAAP net income of $331,000, or $0.02 per share, for the third quarter of fiscal 2014. For additional information regarding our non-GAAP results, see “Discussion of Non-GAAP Financial Measures” below.

Conference Call and Webcast

Lantronix will host an investor conference call with a simultaneous audio webcast today at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Daylight Time) to discuss its fourth quarter and fiscal 2014 results. Those wishing to participate in the live conference call should dial 866-825-3209 (US) or 617-213-8061 (international) using passcode 64637156. A webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

A telephone replay will be available through August 28, 2014 by by dialing 888-286-8010 (US) or 617-801-6888 (international) and entering passcode 16447251.

About Lantronix

Lantronix, Inc. (NASDAQ: LTRX) is a global leader of secure communication technologies that simplify access and communication with and between virtually any electronic device. Our smart connectivity solutions enable sharing data between devices and applications to empower businesses to make better decisions based on real-time information, and gain a competitive advantage by generating new revenue streams, improving productivity and increasing efficiency and profitability. Easy to integrate and deploy, Lantronix products remotely and securely connect electronic equipment via networks and the Internet. Founded in 1989, Lantronix products have applications in every industry, including medical, security, industrial and building automation, transportation, retail, POS, financial, government, consumer electronics, and IT/data center. The Company's headquarters are located in Irvine, California. For more information, visit www.lantronix.com. The Lantronix blog, http://www.lantronix.com/blog, features industry discussion and updates. To follow Lantronix on Twitter, please visit http://www.twitter.com/Lantronix.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non-GAAP net income (loss) and non-GAAP net income (loss) per share are important measures of the Company’s business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) non-GAAP adjustments to operating expenses, (ii) interest income (expense), (iii) other income (expense), and (iv) income tax provision (benefit).

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our sales expansion efforts, our relationships with certain customers, and our projected operating and financial performance. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Some of the risks and uncertainties that may cause actual results to differ from those expressed or implied in the forward-looking statements are described in “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the NASDAQ Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Investor Relations Contacts:

Lantronix, Inc.
Jeremy Whitaker

Chief Financial Officer
(949) 453-3990

E.E. Wang

investors@lantronix.com

(949) 614-5879

© 2014 Lantronix, Inc. All rights reserved. Lantronix and xPico are registered trademarks of Lantronix, Inc. SLB is a trademark of Lantronix, Inc. All other trademarks and trade names are the property of their respective holders.

LANTRONIX, INC.

Unaudited Consolidated Balance Sheets

(In thousands, except share and par value data)

	June 30,	June 30,
	2014	2013

Assets
Current Assets:
Cash and cash equivalents	$6,264	$5,243
Accounts receivable (net of allowance for doubtful accounts of $34 and $107 at June 30, 2014 and 2013, respectively)	3,631	2,599
Inventories, net	8,404	8,741
Contract manufacturers' receivable	359	607
Prepaid expenses and other current assets	524	431
Total current assets	19,182	17,621

Property and equipment, net	1,487	1,687
Goodwill	9,488	9,488
Deferred tax assets	400	476
Other assets	125	87
Total assets	$30,682	$29,359

Liabilities and stockholders' equity
Current Liabilities:
Accounts payable	$4,547	$2,870
Accrued payroll and related expenses	1,863	1,516
Warranty reserve	150	193
Short-term debt	–	167
Deferred tax liabilities	400	476
Other current liabilities	3,418	3,877
Total current liabilities	10,378	9,099
Long-term capital lease obligations	7	54
Other non-current liabilities	131	249
Total liabilities	10,516	9,402

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	–	–
Common stock, $0.0001 par value; 100,000,000 shares authorized; 14,787,158 and 14,579,764 shares issued and outstanding at June 30, 2014 and 2013, respectively	1	1
Additional paid-in capital	205,013	203,871
Accumulated deficit	(185,219)	(184,286)
Accumulated other comprehensive income	371	371
Total stockholders' equity	20,166	19,957
Total liabilities and stockholders' equity	$30,682	$29,359

LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2014	2013
Net revenue (1)	$11,102	$11,593	$11,127	$44,546	$46,655
Cost of revenue	5,543	5,694	6,148	22,261	24,555
Gross profit	5,559	5,899	4,979	22,285	22,100
Operating expenses:
Selling, general and administrative	4,097	4,248	4,318	16,355	17,990
Research and development	1,665	1,757	1,757	6,746	6,748
Total operating expenses	5,762	6,005	6,075	23,101	24,738
Loss from operations	(203)	(106)	(1,096)	(816)	(2,638)
Interest expense, net	(6)	(6)	(14)	(28)	(59)
Other income (expense), net	2	(2)	(10)	(28)	(18)
Loss before income taxes	(207)	(114)	(1,120)	(872)	(2,715)
Provision for income taxes	6	16	6	61	54
Net loss	$(213)	$(130)	$(1,126)	$(933)	$(2,769)
Net loss per share (basic and diluted)	$(0.01)	$(0.01)	$(0.08)	$(0.06)	$(0.19)
Weighted average shares (basic and diluted)	14,707	14,686	14,580	14,657	14,574
Net revenue from related parties	$72	$79	$164	$524	$1,058

(1) Includes net revenue from related parties

LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands, except per share data)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2014	2013
GAAP net loss	$(213)	$(130)	$(1,126)	$(933)	$(2,769)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	10	11	11	45	44
Depreciation and amortization	109	122	107	472	400
Total adjustment to costs of revenue	119	133	118	517	444
Selling, general and administrative:
Share-based compensation and related withholding taxes	145	144	137	606	563
Depreciation and amortization	69	83	113	355	439
Total adjustments to selling, general and administrative	214	227	250	961	1,002
Research and development:
Share-based compensation and related withholding taxes	52	54	59	218	243
Depreciation and amortization	24	23	4	68	14
Total adjustments to research and development	76	77	63	286	257
Total non-GAAP adjustments to operating expenses	290	304	313	1,247	1,259
Interest expense, net	6	6	14	28	59
Other (income) expense, net	(2)	2	10	28	18
Provision for income taxes	6	16	6	61	54
Total Non-GAAP adjustments	419	461	461	1,881	1,834
Non-GAAP net income (loss)	$206	$331	$(665)	$948	$(935)
Non-GAAP net income (loss) per share (diluted)	$0.01	$0.02	$(0.05)	$0.06	$(0.06)
Denominator for GAAP net income (loss) per share (diluted)	14,707	14,686	14,580	14,657	14,574
Non-GAAP adjustment	413	662	–	253	–
Denominator for non-GAAP net income (loss) per share (diluted)	15,120	15,348	14,580	14,910	14,574
GAAP operating expenses	$5,762	$6,005	$6,075	$23,101	$24,738
Non-GAAP adjustments to operating expenses	(290)	(304)	(313)	(1,247)	(1,259)
Non-GAAP operating expenses	$5,472	$5,701	$5,762	$21,854	$23,479

LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2014	2013
OEM Modules	$5,429	$6,091	$5,914	$21,434	$23,569
Enterprise Solutions	5,673	5,502	5,213	23,112	23,086
Net revenue	$11,102	$11,593	$11,127	$44,546	$46,655

	Three Months Ended June 30,
	2014			2013
	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total
Americas	$2,186	$4,160	$6,346	$2,193	$3,683	$5,876
EMEA	2,150	1,019	3,169	2,475	960	3,435
Asia Pacific	488	257	745	627	355	982
Japan	605	237	842	619	215	834
	$5,429	$5,673	$11,102	$5,914	$5,213	$11,127

	Years Ended June 30,
	2014			2013
	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total
Americas	$8,191	$15,625	$23,816	$8,845	$16,340	$25,185
EMEA	8,334	4,874	13,208	9,143	4,550	13,693
Asia Pacific	2,412	1,408	3,820	2,471	1,349	3,820
Japan	2,497	1,205	3,702	3,110	847	3,957
	$21,434	$23,112	$44,546	$23,569	$23,086	$46,655